Exhibit 99.5

HEADS OF AGREEMENT

Entered into between

1.  Sangui Biotech GmbH, Alfred-Herrhausen-StraBe 44, D-58455 Witten, represented by its Managing Director Hubertus Schmelz,

-in the following “Sangui”-

And

2.  Elektronika Robotica Y-Control S.A. de C.V (ERC S.A. de C.V.), Division ERC NANO MED., Paris 18 Col., Mirador Int. D, Centro Monterrey N.L. Mexico C.P. 64000, represented by its Director Ing. Eduardo Martinez Mena,

-in the following “ERC”-

PREMABLE

Sangui has invented and developed certain haemoglobin based products and know-how for blood related pharmaceuticals/drug products and medical products such as an artificial oxygen carrier (Artificial Blood Additive), in the following “Additive” and wound protection devices such as Hemo-Spray, wound cleaner liquid/gel and Chitoskin wound pads, in the following “Hemo, WCL/G and Chito”.  Sangui holds all related intellectual property rights including – but not limited to – various patents and patents rights pending for registration as well as the production know-how.  The Additive as well as the Hemo, WCL/G and Chito shall obtain proper registration either as pharmaceuticals/drug products or medical products in order to be marketed and applied to patients in the whole world.

Especially with regard to Additive it is projected as an artificial oxygen carrier to be administered intravenous as an emergency device for acute oxygen deficiencies for instance in case of lung shock, stroke, myocardial infarction and other indications.  Sangui and ERC want to register Additive as a medical device/pharmaceutical in the USA, Canada, MIDDLE- and South-America, in the following “the Americas”.  ERC will subsequently exploit its commercial values within the Americas whereas Sangui will retain the right to exploit the commercial values in the rest of the world.

Additive has so far only been manufactured in laboratory quantities and has been administered in but a few animals/humans without negative results.

Therefore, in order to achieve a registration under FDA/EU rules, further tests and clinical studies are necessary.  In order to produce test substance of “Additive”, a manufacturing plant certified for the production of pharmaceuticals has to be identified and/or the technical hardware installed if necessary.  This shall be done in Mexico.

All data so far gained are part of this Agreement, together with transcripts of the relevant patents and their documentation i.e. description of “Additive” and all other intellectual material including testimonials and demographic material and indications that Sangui deem applicable.  Sangui can not however guarantee the accuracy of any such data that are derived from public sources.  ERC acknowledges to have had ample opportunity to study these documents and to understand their particular meaning.
These parties to this Agreement expect “Additive” to have a huge market potential after successful registration as a medical device/pharmaceutical under FDA/EU rules.  IT is however understood that Sangui cannot guarantee the successful registration and/or successful marketing of “Additive” for various reasons, inter alia but not restricted to its non-toxical properties, its therapeutic powers or any other property necessary.  This is in particular true for any legal changes en route or competitive developments.  ERC acknowledges expressly to fully understand the implication of the aforementioned risks, including the risk that their investment might yield a part or even total loss.  Bearing in mind the above, the parties now agree to the following:

    1.     Hemo-Spray, Chitoskin wound pads und wound cleaner liquid/gel

The Hemo-Spray requires a registration as a drug/pharmaceutical.  Sangui cannot warrant a successful registration in the USA (FDA) or within the EU but is strongly interested in such registration

    1.1    Registration in Mexico by ERC

ERC undertakes to obtain a certificate from the Mexican Health Department (Secretaria de Salud Nacional) represented by the Sub-Secretary of Regulation and Sanitary Control (Sub-Sekretaria de Regulacion y Formento Sanitario) for the certification and distribution of the Hemo, Chito, and WCL/G to the Mexican Institute of Social Security (Instituto Mexicano del Seguro Social).

ERC undertakes all necessary and reasonable efforts especially but not limited to the procurement of all necessary documentation, testing, recording of results and validation of medical data in order to achieve the certification and registration of the Hemo, Chito and WCL/G in Mexico for the Mexican market.  ERC shall bear all costs related to and connected with such certification and registration in Mexico.

    1.2     Use of this data for registration outside the Americas by Sangui

Insofar as ERC generates from its testing, the procurement of the necessary documentation, the recording and the validation of medical data these shall be made accessible to Sangui or Sangui consultants/agents and shall be deemed to be non-exclusive intellectual property of Sangui and ERC.  Notwithstanding the above Sangui shall be entitled to make use of all such medical data with regard to the application for an EU registration or any other registration procedure within the rest of the world (exclusive of the Americas.)

    1.3    Registration in the rest of the Americas by ERC

After the registration of Hemo, Chito and WCL/G in Mexico for the Mexican market ERC intends to obtain a registration of Hemo and WCL/G in the USA and Canada and for Hemo, Chito and WCL/G in the rest of the Americas.

ERC is informed that Sangui has already granted marketing and distribution rights for the USA and Canada to another sales partner.  Nonetheless Sangui will undertake reasonable efforts to ensure that ERC will be permitted to include Chito into their sales packages of Hemo and WCL/G also in the USA and Canada.

    1.4    Support by Sangui

Sangui shall support and advise ERC with all existent products, test information, technical protocols and existing registration – if any – in Europe for the above named product and shall make such medical data records available to ERC with regard to the certification and registration process in Mexico.  Sangui shall bear its own costs for the support.

    1.5    Exclusive distribution rights in the Americas for ERC

In consideration for ERC’s efforts to obtain for the above named products a certification and registration in Mexico either as a pharmaceutical or medical product Sangui grants to ERC the exclusive distribution rights for the products Hemo, WCL/G and Chito for the territory of Mexico.  Furthermore and in consideration for ERC’s financing obligations for the Additive, as mentioned below, Sangui grants ERC the exclusive distribution rights for Hemo and WCL/G in the USA and Canada and for Hemo, Chito and WCL/G in the rest of the Americas after ERC obtained the registration in the respective countries.

These distribution rights are limited in time for the time period for which ERC shall purchase such products from Sangui.

In addition, Sangui herewith grants to ERC the right to use the name and trademark Sangui for the distribution, marketing and advertising of those products named above.  Also, Sangui approves the incorporation by ERC or its major shareholders of a company in Mexico engaged solely in the distribution and marketing of the above named products.  The company shall be named Sangui Biotech Latino America S.A. de C.V. in the following “SLA”.

The licensing of these non-exclusive rights is limited territorially to Mexico, Middle- and South-America for the interim period until a full fledged Distribution and Trade Mark Agreement has been executed amongst the parties.

    1.6    Initial trials in Mexico

Sangui and ERC agree to start their business relationship as follows:

This Section stipulates details about product sizes, qualities and prices.  These details are trade secrets and have been stricken from this attachment.

The trials shall be carried out by ERC in collaboration with a local university/the Health Department of Mexican Government represented by Sub-Secretary of regulation and sanitary control as well as the Epidemiology State Department (Departamento de Epidemologia del Estado) and under the supervision of Sangui and its consultant/agent Medioconomics GmbH, Misburger StraSe 81b 30625 Hannover.  All test and medical trial data shall be recorded and provided to Sangui and Medioconomics.  Sangui and/or its agent shall attend initial demonstrations and instructions to the local personnel with the personnel support of Professor Barnikol or Dr. Poetschke.

    1.7    Product prices

This Section stipulates details about product sizes, qualities and prices.  These details are trade secrets and have been stricken from this attachment.

    1.8    Final Distribution and Trademark Agreement

The details of the Exclusive Distributorship and the Trademark Agreement shall be subject to a separate and final Agreement between Sangui and ERC which shall be negotiated and entered into once ERC will have received the certification and registration for Hemo from the Mexican Department of Health.

    2.    Additive

    2.1    Registration of Additive in the USA

Sangui is strongly interested to obtain a registration of Additive as a pharmaceutical/drug with the FDA in the USA.

ERC shall finance at first the Mexican and ensuing the FDA Registration process for Additive as a pharmaceutical/drug in the USA. The financing for the FDA Registration shall become due once the registration process in Mexico has successfully arrived at the stage of either a positive proof of concept trial in Mexico or the registration of Additive in Mexico as a pharmaceutical, whatever comes first.

The FDA-process shall be managed by Medicoforum GmbH and/or Medioconomics GmbH, Misburger Strase 81 b. 30625 Hannover.  Medicoforum and/or Mediconomics shall also be the appointed representatives of Sangui acting as the applicant and the legal entity to receive the market authorization holder status from the FDA.

    2.2    Financing of the registration process by ERC

The funds necessary for the registration process in Mexico and with the FDA shall also cover all costs related to the manufacturing of so called pilot badges of the Additive necessary for the registration under Mexican and FDA rules as a pharmaceutical or medical device and the scaling-up.

ERC will finance the consultancy fees of Medioconomics and Medicoforum for the managing of the registration process for Additive with the FDA up to the total limit of US$ 1.0 million but only in the case of a successful registration of Additive in the USA.

ERC does not bear own costs of Sangui for the registration process.

The funding for the FDA registration shall be provided by ERC in instalments in accordance with a master project plan which will include the following stages for the registration process:

·     The Establishment and production of the Comon Technical Document (CTD) inclusive of all documentation including the general information, the manufacturer, the characterization, the control of the drug substance, the reference standards or materials, the container closure system, the stability system, the drug product including name and dosage form, the description and composition of the drug product, the pharmaceutical development, the manufacture (name, dosage form), control of excipients (name, dosage form), control of drug product (name, dosage form), the reference standards or materials (name, dosage form), container closure system (name, dosage form) and stability.

·    Also included are non-clinical overviews, clinical overviews, the non-clinical summary including pharmacology written summary and the pharmacokinetics written summary as well as the toxicology written summary and the clinical summary including summary of biopharmaceutical studies and associated analytical methods, summary of clinical pharmacology studies, summary of clinical efficacy, the summary of clinical safety, the literature references and the synopsis of individual studies.

·     Module three of the registration process is the quality item inclusive of chemical pharmaceutical and biological information for chemical active substances and biological medicinal products.

·     The funding shall also include the toxicology tests, the literature research, the biopharmaceutical tests, pharmacokinetic testing as well as the clinical testing phases I to III all of which shall take place in Mexico.  The clinical tests will not start before the tests for Hemo, Chito and WCL/G have been finished.

The progress of the registration process shall be funded by ERC in accordance with the stages of the registration procedure inclusive of the funding for the erection and maintenance of a pilot production facility for Additive to be governed by FDA rules on the standards and requirements for a drug manufacturing facility including the provision of hardware, the validation of the processing control mechanisms, sources of raw materials and semi products as well as the documentation of the manufacturing process.

ERC or its agent SLA shall manufacture the test substances and the scaling up of test substances in Mexico at its own cost.

ERC’s finance obligation shall cease as soon as it becomes clear and final that Additive will not receive a registration as a pharmaceutical or medical device.  Notwithstanding other failures, in case the results of the proof of concept trials are negative the parties shall consider this as a final failure of the registration.

    2.3    Agency

Medicoforum/Mediconomics shall inform both parties periodically and upon written request upon any progress on the FDA Registration process and shall determine when and what amounts of the funding shall be released by ERC for the next stage in the registration process.

In addition to the process management by Medicoforum/Mediconomics in accordance with Section 2.1 Medicoforum/Mediconomics will be retained for the supervision of the Mexican registration process.

    2.4     Manufacturing Facilities

Sangui shall prepare all the technical documentation in relation to the requirements for the manufacturing facilities, the manufacturing process of the pilot badges and the scaling-up test substances and shall supervise their implementation and subsequent operation with its own personnel and that of Medicoforum and Mediconomics.

Sangui will contract with Medicoforum/Mediconomics GmbH Hannover to the effect that Medicoforum/Mediconomics shall have the legal and formal lead with respect to the registration process under FDA/EU rules.

Sangui confirms and warrants that Medicoforum/Mediconomics has agreed to enter into a Service Agreement with Sangui regarding the above mentioned services and support in regards to the FDA/EU registration of Additive as a medical device/pharmaceutical.

In regards to the Mexican Registration ERC may contract Medicoforum/Mediconomics as their agent.

Sangui shall be entitled to all data and documentation generated by and arrived from the tests and studies executed by ERC or SLA in Mexico or in any other facility used for the testing and procurement of necessary procedures in regards to the FDA/EU registration.  Sangui is especially entitled to use all these data for its own registration and marketing activities in the rest of the world (outside of the Americas) without any restriction as if it is its own intellectual property.

Also, ERC shall be entitled to any documentation or results of testing and other procedures exercise by Sangui or its agents with regard to the FDA/EU registration for the purpose of its certification and registration of Additive in Mexico.

    2.5    Registration of Additive in Mexico by ERC

ERC and/or SLA shall be obliged and entitled to apply for a certification and registration of Additive as a medical device/pharmaceutical in Mexico.  Furthermore ERC or SLA shall be entitled to register Additive as its own product and shall receive the status of the market authorization holder.  ERC and/or SLA shall arrange for the implementation of the manufacturing facility, the necessary tests and studies as well as documentation to be carried out in Mexico.

    2.6    Exclusive distribution rights in the Americas for ERC

In consideration for ERC’s funding the manufacturing as well as testing services in accordance with the Mexican and the FDA/EU rules ERC or SLA shall have the exclusive and unlimited marketing and distribution rights for the Additive within the Americas.  Sangui and ERC or SLA shall enter into a License Agreement on the Trademark Sangui and/or Sangui Biotech and any associated trademark later on developed by Sangui limited to the territories of the Americas.

    2.7     Final Agreement

The parties agree that a Final Agreement on the cooperation in regards to the manufacturing and distribution of Additive shall be entered into once it has been registered as a pharmaceutical/medical device with the Health Deparment of the Mexican Government or a FDA Registration has been achieved.

    2.8    Intellectual Property

None of the above shall be considered to constitute a transfer of any proprietary rights in the artificial oxygen carrier “Additive” and all intellectual property associated therewith and held by Sangui so far or developed in the future from Sangui to ERC or SLA.  In any case of doubt and for the sake of clarity the rights of ERC in such intellectual property held by Sangui shall be restricted to the right to make use of such intellectual property.

    3.    PureMoisture

In consideration for ERC’s funding of the Additive registration process and after the successful registration of Additive in the USA Sangui will grant ERC the exclusive distribution right and a trade mark license for “PureMoisture” in the Americas for Sangui’s PureMoisture products exclusive of Argentina.  The distribution right is limited in time for the time period for which ERC or SLA shall purchase the PureMoisture-products exclusively from Sangui.  The details of a Exclusive Distributorship and Trademark Agreement shall be subject to a separate and final Agreement between Sangui and ERC/SLA.

    4.     Timing for Final Agreement

The parties agree that a Final Agreement on the mutual rights and obligations with regard to the products named under Section 1 and Additive shall be entered into once a) the initial trials as referred to in Section 1.6 have been completed to the satisfaction of the parties and b) the full documentation for the necessary manufacturing facilities, technical requirements in relation to the manufacturing, testing and recording process as well as the registration process has been established and agreed upon by the parties.  The parties envisage that this full fledged documentation shall be available at the beginning of the year 2007.

    5.    Termination

Sangui shall be entitled to terminate all rights granted by Sangui to ERC under these Heads of Agreement if ERC fails to fulfill its financing obligations under Section 2.  However, once the financing obligation has ceased in accordance with Section 2.2 last paragraph the termination right expires.

    6.     Confidentiality

Both parties agree to keep any information resulting out of or in connection with the Heads of Agreement and the project strictly confidential and to commit all their agents and service providers to a Confidentiality Agreement in accordance with this provision.

    7.     Form Requirements

Any changes or amendments to this Heads of Agreement shall be made in writing.  This applies as well to any extension, termination and modification of this Clause 9.

    8.    Transfer of Rights from ERC to SLA
ERC is entitled to transfer all rights granted by Sangui in this Agreement and/or arising from this Agreement with Sangui to the new company, SLA as long as more than 90% of the shares in this new company are held by ERC or the major shareholders of ERC.

    9.     Solution

In case that one or multiple of the stipulations in this Agreement is/are invalid or inapplicable the parties shall agree upon a valid/or applicable stipulation which comes as close as possible to the economic effect of the invalid or inapplicable provision.  The same is true for any incomplete provision or stipulation.

    10.     Governing Law/Forum/Arbitration

This Agreement shall be governed by Swiss law and shall be subject to exclusive arbitration under the Rules of Arbitration Of the International Chamber of Commerce, Paris.  The forum of the arbitral tribunal shall be Zurich.  The language of the arbitration shall be English.

Hamburg,     October 13, 2006                                                             Hamburg,      October 13, 2006

/s/ Hubertus Schmelz                            /s/ Eduardo Martinez Mena
_________________________                                        _________________________
Hubertus Schmelz, Managing Director                     Eduardo Martinez Mena, CEO
Sangui Biotech GmbH                                                                                  Elektronica Robotica Y-Control S.A.
   de C.V. (ERC S.A. de C.V.)